UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2014 (July 9, 2014)

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

11588 Sorrento Valley Road

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The undersigned registrant hereby amends Item 4.01 of the registrant’s Current Report on Form 8-K, dated July 11, 2014, to read in its entirety as set forth below.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) On July 10, 2014, the Audit Committee of the Board of Directors of Telik resolved to continue to engage Burr Pilger Mayer, Inc., an independent registered accounting firm, or BPM, as Telik’s independent registered public accounting firm to review Telik’s financial statements for the three and six month periods ended June 30, 2014, and, following BPM’s review of Telik’s financial statements for the three and six month periods ended June 30, 2014, to terminate BPM’s engagement and appoint CohnReznick, LLP, or CohnReznick, as the independent public accountant engaged to review Telik’s financial statements.

BPM has since completed its review of Telik’s financial statements for the three and six month periods ended June 30, 2014, and Telik terminated its relationship with BPM effective August 20, 2014.

BPM’s report on Telik’s financial statements for the fiscal year ended December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, but did contain an explanatory paragraph regarding uncertainty about Telik’s ability to continue as a going concern.

In connection with the audits of Telik’s financial statements for the fiscal year ended December 31, 2013, and in the subsequent interim periods through June 30, 2014, there were no disagreements with BPM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BPM, would have caused BPM to make reference to the matter in their report. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Telik requested BPM furnish a letter addressed to the Securities and Exchange Commission stating whether BPM agrees with the above statements. A copy of that letter, dated August 20, 2014, is filed as Exhibit 16.1 to this filing.

(b) On August 20, 2014, Telik engaged CohnReznick, as its new independent registered public accounting firm. The decision to engage CohnReznick as Telik’s independent registered public accounting firm was previously approved by Telik’s Audit Committee. During each of the two fiscal years ended December 31, 2012 and 2013 and through August 20, 2014, the date of CohnReznick’s engagement, neither Telik nor anyone on its behalf has consulted with CohnReznick regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Telik’s financial statements, and neither a written report was provided to Telik nor oral advice was provided by CohnReznick that was an important factor Telik considered in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Burr Pilger Mayer, dated August 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.

Dated: August 22, 2014

	By:	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer

EXHIBIT INDEX

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Burr Pilger Mayer, dated August 20, 2014.